MTM TECHNOLOGIES, INC. ACHIEVES REVENUE OF
                $49.6 MILLION FOR THE QUARTER ENDED JUNE 30, 2005

     o 225% INCREASE IN REVENUE OVER COMPARABLE QUARTER AND 32% INCREASE OVER PRIOR QUARTER

     o SERVICE REVENUE OF $14.6 MILLION, A 386% INCREASE OVER COMPARABLE QUARTER AND A 28% INCREASE OVER PRIOR QUARTER

     o ADJUSTED EBITDA PERFORMANCE OF $1.4 MILLION VERSUS AN EBITDA LOSS OF ($2.0) MILLION IN THE COMPARABLE QUARTER A YEAR AGO, AND POSITIVE EBITDA OF $1.1 MILLION IN THE PRIOR QUARTER

     o    THOMAS WASSERMAN OF CONSTELLATION VENTURES JOINS BOARD OF DIRECTORS

STAMFORD, CT - August 15, 2005 - MTM Technologies, Inc. ("MTM Technologies") (NASDAQ: MTMC), a leading national computer and communications technology management company providing IT networking and data center services, including secure access, voice over internet protocol (VoIP), storage, security, collaboration, and messaging solutions, today announced financial results for its first fiscal quarter ended June 30, 2005.

Net revenue for the first quarter increased 225% from the comparable period in the prior year to $49.6 million and increased 32% from the fourth quarter. Service revenue increased 386% from the comparable period in the prior year to $14.6 million and increased 28% from the fourth quarter. The increase in net revenue from the first quarter of last year resulted primarily from the acquisitions of DataVox Technologies, Inc., Network Catalyst, Inc., Vector ESP, Inc., and Info Systems, Inc., all of which occurred after the first quarter of last year. Additionally, the first quarter results include a full quarter of Info Systems' operations, while the fourth quarter results only included one month.

Adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA") for the first quarter was $1.4 million, as compared to an EBITDA loss of ($2.0) million for the comparable period in the prior year and positive EBITDA of $1.1 million for the fourth quarter. EBITDA for the first quarter has been adjusted to remove the effect of one-time charges of $1.2 million related primarily to the settlement of compensation arrangements with certain former executives of predecessor companies.

Net loss for the first quarter was ($4.5) million, or ($.61) per share, as compared to a net loss of ($2.5) million, or ($.53) per share, for the comparable period in the prior year, and a net loss of ($3.6) million, or ($.53) per share, for the fourth quarter. The increase in net loss from the first quarter of last year resulted primarily from a non-cash interest expense of $3.2 million related to convertible notes issued by MTM Technologies in December 2004 and March 2005. This was offset in part by an increase in net revenues and an improvement in gross profit margins.

"Early last year we announced our plan to build the preeminent national middle market IT solutions business using a selective acquisition strategy," said Francis J. Alfano, MTM Technologies' CEO. "The significant growth and substantial operational improvements that we have achieved since last year demonstrate the success we have had in executing that strategy. We continue to focus on revenue growth, especially service revenue, gross margin improvement and cost containment, as well as the continued integration of our acquired businesses. We have implemented a consistent set of sophisticated network solutions across our 21 offices. We look forward to driving significant growth in our business both through organic momentum and the acquisition of additional businesses."

"Since the beginning of this fiscal year, we have completed an additional $9.0 million of equity financing from Pequot Ventures and Constellation Ventures," continued Mr. Alfano. "To date, the combined investment in the company by Pequot Ventures and Constellation Ventures is $50 million. In addition, we have continued to grow our working capital facilities to meet the growing needs of the business."

MTM Technologies also announced that Thomas Wasserman, a vice president of Constellation Ventures, has joined its Board of Directors. Mr. Wasserman replaces Clifford Friedman as the Constellation Ventures representative on the Board of Directors.

MTM Technologies believes that EBITDA, which is not a recognized measure for financial presentation under United States generally accepted accounting principles ("GAAP"), provides investors and management with a useful supplemental measure of its operating performance by excluding the impact of interest, taxes, depreciation, and amortization. EBITDA results should be evaluated in light of MTM Technologies' financial results prepared in accordance with GAAP. A table reconciling net loss calculated in accordance with GAAP to EBITDA is included in the financial statements in this release. EBITDA does not have any standardized definition and is therefore unlikely to be comparable to similar measures presented by other reporting companies.

ABOUT MTM TECHNOLOGIES, INC.

MTM Technologies, Inc. is a leading national computer and communications technology management company providing IT networking and data center services, including secure access, VOIP, storage, security, and messaging solutions. MTM Technologies is an authorized reseller/partner and integrator for Avaya, Cisco Systems, Citrix, Microsoft, HP, Captaris, Check Point, CommVault Systems, Dell Computer, EMC, ISS, Nokia, Nortel, Packeteer, RSA Security, and Wyse. For more information visit our web site at www.mtm.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set fourth in or implied by forward-looking statements. These risks and uncertainties include MTM Technologies' entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in MTM Technologies' Securities and Exchange Commission filings. The forward-looking statements in this press release speak only as of the date hereof and MTM Technologies disclaims any obligation to provide updates, revisions or amendments to any forward-looking statement to reflect changes in MTM Technologies' expectations or future events.

FOR MORE INFORMATION CONTACT:       John F. Kohler
                                    MTM Technologies, Inc.
                                    Phone: (203) 975-3750
                                    Fax: (203) 975-3701
                                    Email:  Investorrelations@mtm.com

                     MTM TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (In thousands, except share data)

                                                                                JUNE 30, 2005     MARCH 31, 2005
                                                                                -------------     --------------
                                                                                (unaudited)
ASSETS

Current assets:
   Cash and cash equivalents.............................................    $         5,540   $         4,010
   Restricted cash.......................................................                  -             1,000
   Accounts receivable - trade, net of allowance of $849 and $741,
     respectively........................................................             37,010            34,180
   Inventories...........................................................              2,236             3,408
   Prepaid expenses and other current assets.............................              2,689             2,360
                                                                             ----------------  ---------------
     TOTAL CURRENT ASSETS................................................             47,475            44,958
                                                                             ----------------  ---------------

Property and equipment...................................................             16,977            16,234
   Less accumulated depreciation and amortization........................             11,609            11,016
                                                                             ----------------  ---------------
                                                                                       5,368             5,218
                                                                             ----------------  ---------------

Goodwill ................................................................             37,628            36,235
Intangibles, net of amortization.........................................              5,906             6,471
Other assets.............................................................                598               332
                                                                             ----------------  ---------------
       TOTAL ASSETS......................................................    $        96,975   $        93,214
                                                                             ================  ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Secured notes payable.................................................    $         7,943   $        13,614
   Inventory financing agreements........................................              6,601             2,930
   Current portion of promissory notes...................................                991               366
   Accounts payable and accrued expenses.................................             25,416            22,477
   Convertible subordinated promissory notes.............................                  -            13,321
   Deferred revenue......................................................              4,477             4,522
   Current portion of capital lease obligations..........................                189               185
                                                                             ----------------  ---------------
     TOTAL CURRENT LIABILITIES...........................................             45,617            57,415
                                                                             ---------------------------------

Warrants and future rights liability.....................................              5,368             6,335
Non-current portion of promissory notes..................................                  -               667
Non-current portion of capital lease obligation..........................                241               281
                                                                             ---------------   ---------------
     TOTAL LIABILITIES...................................................             51,226            64,698
                                                                             ---------------   ---------------

Shareholders' equity:
   Series A preferred stock, $.001 par value; 31,000,000 shares
    authorized; 15,717,000 shares respectively, issued and outstanding...             37,719            16,997
   Common stock, $.001 par value; authorized 80,000,000 and
    10,000,000 shares respectively, issued and outstanding
     7,420,167 and 7,376,239 shares, respectively........................                  8                 8
   Additional paid-in capital............................................             30,390            29,397
   Accumulated deficit...................................................           (22,368)           (17,886)
                                                                             ----------------  ---------------
     TOTAL SHAREHOLDERS' EQUITY..........................................             45,749            28,516
                                                                             ----------------  ---------------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY..........................    $        96,975   $        93,214
                                                                             ================  ===============

                     MTM TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)
                  (In thousands, except for per share amounts)

                                                                                   THREE MONTHS ENDED JUNE 30,
                                                                             ------------------------------------
                                                                                      2005             2004
                                                                                      ----             ----
Net revenues:
   Products..............................................................    $         35,006   $        12,236
   Services..............................................................              14,554             2,997
                                                                             -----------------  ---------------
                                                                                       49,560            15,233
                                                                             -----------------   --------------
Costs and expenses:
   Cost of products sold.................................................              30,006            11,417
   Cost of services provided.............................................               8,692             2,355
   Selling, general and administrative expenses..........................              11,908             3,841
                                                                             -----------------  ---------------
                                                                                       50,606            17,613
                                                                             -----------------  ---------------

Operating income loss                                                                 (1,046)           (2,380)

Interest expense.........................................................             (3,436)             (125)
                                                                             -----------------  ---------------

Net loss ................................................................    $        (4,482)   $       (2,505)
                                                                             =================  ===============

Net loss per common share:
   Basic and diluted ....................................................    $         (0.61)   $        (0.53)
                                                                             ================   ===============

Weighted average number of common shares outstanding:
   Basic and diluted ....................................................           7,407,292         4,731,471
                                                                             =================  ===============

                     MTM TECHNOLOGIES, INC. AND SUBSIDIARIES
                         ADJUSTED EBITDA RECONCILIATION
                                 (In thousands)


                                                              Three Months Ended,
                                       -------------------------------------------------------------
                                          June 30, 2005        March 31, 2005        June 30, 2004
                                          -------------        --------------        -------------
Adjusted EBITDA                                 $1,355                 $1,110            ($1,978)
Compensation Arrangements (a)                   (1,244)                     -                  -
Depreciation and amortization                   (1,157)                (1,436)              (402)
Interest expense (b)                            (3,436)                (3,227)              (125)
Income tax                                           0                    (13)                 0
                                               --------               --------           --------
Net (loss)                                     ($4,482)               ($3,566)           ($2,505)

----------
(a) Period ended June 30, 2005 includes one-time charges of $1,244 related primarily to the settlement of compensation arrangements with certain former executives.

(b) Periods ended June 30, 2005 and March 31, 2005 include $3,178 and $3,037 of non-cash interest expense related to convertible notes, respectively.